UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Balanced Fund	December 31, 2020
RPBAX	Investor Class
RBAIX	I Class

T. ROWE PRICE BALANCED FUND

HIGHLIGHTS

■	The Balanced Fund returned 14.57% for the 12-month period ended December 31, 2020, outperforming both its combined index portfolio and Lipper peer benchmark.

■	Strong security selection and tactical decisions to overweight or underweight various asset classes contributed to relative performance, while exposure to diversifying sectors not included in the benchmark, such as real assets equities and high yield, detracted.

■	We have a balanced view of the current market and are neutral between stocks and bonds. Within our equity allocation, we shifted to an overweight position in international stocks and U.S. value stocks late in the year. With their attractive relative valuations and cyclical profile, we expect these stocks to do well in an improving global growth environment.

■	Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Balanced Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed income securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Balanced Fund returned 14.57% for the 12 months ended December 31, 2020. The fund outperformed its combined index portfolio—a custom-weighted benchmark composed of multiple indexes that represent the asset classes in which the fund invests—as well as its peer benchmark as represented by the Lipper Balanced Funds Index. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Balanced Fund posted double-digit gains for the year, overcoming losses incurred during the coronavirus-induced sell-off in the spring. Within the fund, strong security selection drove outperformance and tactical decisions added value, but exposure to non-benchmark sectors detracted.

Our equity allocations outperformed their respective benchmarks and meaningfully contributed to results. Despite relatively modest absolute returns, our U.S. large-cap value stocks significantly outpaced their benchmark and were a notable contributor to performance. Overall, names in the information technology and health care sectors added value. Outperformance among U.S. large-cap core, U.S. large-cap growth, and international equities also lifted returns.

Decisions to overweight or underweight various asset classes versus the fund’s benchmark worked in our favor. An overweight to U.S. growth stocks for much of the period helped performance driven by secular tailwinds heavily concentrated in growth-oriented sectors, such as consumer discretionary and communications services, that proved well suited for the stay-at-home world. As valuations for growth stocks became extended, we pared back our overweight in favor of U.S. value stocks—which benefited from a cyclical rally later in the period due to promising vaccine news and diminishing political uncertainty in the U.S.—and boosted returns. Tactical allocations between stocks and bonds also contributed to performance. During the steep market sell-off, we took the opportunity to incrementally lean further into equities, given cheap valuations and, as risk markets sharply rallied, the fund’s overweight allocation to equities proved beneficial. We later pared our equity allocation as the sharp runup left valuations extended. Over the period, our overweight to international equities held early in the year lagged U.S. equities and weighed on relative returns.

The inclusion of real assets equities detracted from relative performance, although this negative impact was partly offset by a tactical underweight allocation and positive stock selection in the sector. Led by the names levered to energy, real assets equities gained ground late in the period, driven by optimism that progress in the fight against the coronavirus would lead to normalized demand. However, while commodity prices mostly recovered by year-end, the sector lagged global equities. Although high yield bonds were strong contributors during the recovery from the market sell-off, they trailed investment-grade issues over the full period and hurt relative returns.

How is the fund positioned?

We ended the period with a neutral position between stocks and bonds. Stock markets have rebounded from March’s lows, and while we have a balanced view of the risks facing global markets, equity valuations appear extended. Bond yields are broadly unattractive and anchored at low levels amid strong support from central banks, although attractive idiosyncratic opportunities in certain credit sectors persist.

Stocks
On a regional basis, we tilted to an overweight to international stocks relative to U.S. stocks. International equities offer relatively attractive valuations, and their more cyclical profile could be beneficial as the outlook for global growth in 2021 has improved. Aggressive stimulus measures and stable Chinese demand could also provide tailwinds for international stocks. Conversely, the U.S.’s more defensive sector profile now appears relatively less supportive in the context of a cyclical recovery. Additionally, expectations for potential weakness in the U.S. dollar should benefit international investments.

We incrementally increased our overweight in U.S. value-oriented equities, as they may benefit from the gradual recovery in economic growth and have attractive valuations versus growth stocks. As the recovery progresses, the potential for rising rates and inflation could also provide a favorable backdrop for value stocks. Secular growth companies in the U.S. have been the greatest beneficiaries of the current recovery, and their extended valuations leave them vulnerable to negative shocks.

We are underweight to inflation-sensitive real assets equities, as we balance expectations for modestly higher inflation against structural headwinds facing the real estate and energy sectors. Inflation expectations have risen on an improving outlook for growth and the perception that central banks will be more tolerant of inflation as they prioritize growth and employment. However, commercial real estate remains under pressure from structural headwinds that have been exacerbated by the pandemic, including work-from-home and online retail trends. Despite the expected recovery in demand, the energy sector still faces longer-term supply/demand imbalances and a growing emphasis on renewable energy.

Bonds
Yields for U.S. investment-grade bonds remain near record lows, amid strong support from central banks. We are overweight to high yield bonds, as credit spreads (the yield differences between bonds with higher and lower credit quality) have contracted but remain at attractive levels. Fundamentals are broadly supportive, but we are cautious of downgrade and default risks.

What is portfolio management’s outlook?

Aggressive monetary and fiscal stimulus measures from central banks and governments around the world have helped fuel a rally that saw major indices bounce back from March lows to new highs late in the reporting period. Financial markets have become increasingly dependent on stimulus measures, and the recent additional round of fiscal stimulus has largely been priced into the markets. Meanwhile, the coronavirus pandemic has proven difficult to contain in the U.S., and a second wave in Europe has also sparked fears of further economic damage and led to new lockdown measures. Although the pandemic has continued to weigh on the global economy and has contributed to a period of sustained volatility for risk assets, investor sentiment has been bolstered by positive news about the development of vaccines and therapeutics.

Economic risks receded late in the period as the UK and the European Union reached a trade agreement, although the impacts of this new financial relationship remain to be seen. As 2020 closed, markets seemed to celebrate the prospects of a divided government—a Democratic-controlled House of Representatives with a Joe Biden presidency and Republicans maintaining control of the Senate. However, with Democratic challengers unseating Republican incumbents in both Georgia Senate runoff races and Vice President-elect Kamala Harris holding the deciding vote in an evenly split Senate, markets may begin to factor in the likelihood of more progressive policies on taxes and tighter regulation, which could result in a negative market shock.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the Balanced Fund’s broad diversification and the strength of T. Rowe Price’s fundamental research platform should benefit our investors over time across a range of market and economic environments.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Combined index portfolio: An unmanaged portfolio of 45.5% domestic stocks (S&P 500 Index), 19.5% international stocks (MSCI EAFE Index), and 35.0% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Ltd. Copyright © 2021, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 64.0%		
COMMUNICATION SERVICES 6.9%		
Diversified Telecommunication Services 0.5%		
AT&T	127,223	3,659
KT (KRW) (1)	107,138	2,368
Nippon Telegraph & Telephone (JPY)	638,700	16,389
Telecom Italia (EUR)	4,809,647	2,506
Verizon Communications	54,165	3,182
		28,104
Entertainment 1.2%		
Activision Blizzard	4,000	371
Electronic Arts	14,146	2,031
Live Nation Entertainment (1)	25,700	1,888
Netflix (1)	43,287	23,407
Roku (1)	900	299
Sea, ADR (1)	47,620	9,479
Spotify Technology (1)	13,588	4,276
Walt Disney (1)	94,375	17,099
		58,850
Interactive Media & Services 4.3%		
Alphabet, Class A (1)	10,425	18,271
Alphabet, Class C (1)	50,414	88,319
Facebook, Class A (1)	229,931	62,808
Match Group (1)	47,991	7,256
NAVER (KRW)	17,027	4,590
Snap, Class A (1)	123,823	6,200
Tencent Holdings (HKD)	295,200	21,241
Z Holdings (JPY)	717,800	4,343
		213,028
Media 0.6%		
Charter Communications, Class A (1)	4,196	2,776
Comcast, Class A	166,512	8,725
CyberAgent (JPY)	89,600	6,181

DISH Network, Class A (1)	4,347	140
Liberty Broadband, Class C (1)	15,892	2,517
Stroeer (EUR)	43,999	4,348
WPP (GBP)	551,301	5,974
		30,661
Wireless Telecommunication Services 0.3%		
SoftBank Group (JPY)	71,700	5,567
T-Mobile US (1)	16,264	2,193
Vodafone Group, ADR	342,967	5,652
		13,412
Total Communication Services		344,055
CONSUMER DISCRETIONARY 8.4%		
Auto Components 0.6%		
Aptiv	18,084	2,356
Autoliv, SDR (SEK)	47,695	4,462
Denso (JPY)	67,300	4,006
Magna International	163,308	11,562
Stanley Electric (JPY)	131,400	4,239
Sumitomo Rubber Industries (JPY) (2)	136,900	1,178
		27,803
Automobiles 0.8%		
Ferrari	9,292	2,133
General Motors	278,599	11,601
Honda Motor (JPY)	88,200	2,488
Suzuki Motor (JPY)	99,400	4,608
Tesla (1)	7,800	5,504
Toyota Motor (JPY)	169,000	13,042
		39,376
Hotels, Restaurants & Leisure 1.1%		
Airbnb, Class A (1)	6,386	937
Chipotle Mexican Grill (1)	3,459	4,797
Compass Group (GBP)	261,173	4,871
Domino's Pizza	2,350	901
Hilton Worldwide Holdings	67,779	7,541
Marriott International, Class A	43,139	5,691

McDonald's	50,840	10,909
MGM Resorts International	25,573	806
Starbucks	25,815	2,762
Wynn Resorts	15,555	1,755
Yum! Brands	134,402	14,591
		55,561
Household Durables 0.4%		
Lennar, Class A	38,081	2,903
NVR (1)	257	1,048
Panasonic (JPY)	418,500	4,879
Persimmon (GBP)	128,043	4,833
Sony (JPY)	74,900	7,547
		21,210
Internet & Direct Marketing Retail 3.5%		
Alibaba Group Holding, ADR (1)	105,998	24,669
Amazon.com (1)	34,977	113,918
ASOS (GBP) (1)	124,156	8,091
Booking Holdings (1)	4,088	9,105
DoorDash, Class A (1)	5,197	742
Etsy (1)	8,320	1,480
JD.com, ADR (1)	6,000	527
Pinduoduo, ADR (1)	9,099	1,617
THG Holdings (GBP) (1)	118,295	1,278
Zalando (EUR) (1)	76,926	8,557
		169,984
Multiline Retail 0.3%		
Dollar General	46,965	9,877
Dollar Tree (1)	9,817	1,060
Next (GBP) (1)	55,573	5,359
		16,296
Specialty Retail 0.9%		
AutoZone (1)	825	978
Burlington Stores (1)	4,422	1,156
CarMax (1)	9,967	941
Carvana (1)	8,760	2,098

Home Depot	42,731	11,350
Kingfisher (GBP) (1)	1,634,780	6,041
Lowe's	13,897	2,231
O'Reilly Automotive (1)	4,813	2,178
Ross Stores	75,121	9,226
TJX	128,915	8,804
Ulta Beauty (1)	2,778	798
		45,801
Textiles, Apparel & Luxury Goods 0.8%		
EssilorLuxottica (EUR)	34,800	5,423
Kering (EUR)	7,210	5,233
Lululemon Athletica (1)	13,980	4,865
Moncler (EUR) (1)	109,098	6,707
NIKE, Class B	84,314	11,928
Samsonite International (HKD) (1)	1,380,900	2,453
VF	23,763	2,030
		38,639
Total Consumer Discretionary		414,670
CONSUMER STAPLES 2.9%		
Beverages 0.6%		
Coca-Cola	171,206	9,389
Diageo (GBP)	188,239	7,448
Keurig Dr Pepper	49,632	1,588
Kirin Holdings (JPY)	147,800	3,490
Monster Beverage (1)	13,118	1,213
PepsiCo	34,568	5,127
		28,255
Food & Staples Retailing 0.3%		
Costco Wholesale	11,097	4,181
Seven & i Holdings (JPY)	210,900	7,468
Walmart	20,799	2,998
Welcia Holdings (JPY)	64,000	2,415
		17,062
Food Products 1.0%		
Barry Callebaut (CHF)	1,890	4,504

Conagra Brands	56,031	2,032
Kraft Heinz	35,700	1,237
Mondelez International, Class A	57,723	3,375
Nestle (CHF)	256,539	30,326
Tyson Foods, Class A	17,236	1,111
Wilmar International (SGD)	1,666,800	5,868
		48,453
Household Products 0.2%		
Clorox	2,195	443
Colgate-Palmolive	11,605	992
Procter & Gamble	53,410	7,432
		8,867
Personal Products 0.7%		
Estee Lauder, Class A	4,785	1,274
L'Oreal (EUR)	27,509	10,496
Pola Orbis Holdings (JPY) (2)	61,500	1,249
Unilever (GBP)	348,693	20,912
		33,931
Tobacco 0.1%		
Altria Group	46,491	1,906
Philip Morris International	55,046	4,558
		6,464
Total Consumer Staples		143,032
ENERGY 1.0%		
Energy Equipment & Services 0.1%		
Halliburton	110,760	2,093
Worley (AUD)	532,529	4,704
		6,797
Oil, Gas & Consumable Fuels 0.9%		
Chevron	27,300	2,305
Concho Resources	19,490	1,137
ConocoPhillips	74,308	2,971
EOG Resources	72,547	3,618
Equinor (NOK)	411,219	6,940
Exxon Mobil	47,787	1,970

Hess	22,266	1,175
Marathon Petroleum	20,228	837
Pioneer Natural Resources	2,736	312
Royal Dutch Shell, Class B, ADR	98,783	3,320
TOTAL (EUR)	256,099	11,054
TOTAL, ADR	25,678	1,076
Williams	293,506	5,885
		42,600
Total Energy		49,397
FINANCIALS 8.4%		
Banks 2.8%		
Australia & New Zealand Banking Group (AUD)	259,799	4,559
Bank of America	651,407	19,744
BNP Paribas (EUR) (1)	144,408	7,624
Close Brothers Group (GBP)	91,674	1,729
DBS Group Holdings (SGD)	171,100	3,242
DNB (NOK) (1)	535,865	10,501
Erste Group Bank (EUR) (1)	108,732	3,312
Fifth Third Bancorp	144,699	3,989
Huntington Bancshares	217,898	2,752
ING Groep (EUR) (1)	678,173	6,306
Intesa Sanpaolo (EUR) (1)	1,402,260	3,315
JPMorgan Chase	115,630	14,693
Lloyds Banking Group (GBP) (1)	9,789,722	4,881
Mitsubishi UFJ Financial Group (JPY)	814,100	3,605
National Bank of Canada (CAD)	141,204	7,947
PNC Financial Services Group	83,153	12,390
Standard Chartered (GBP) (1)	294,252	1,868
Sumitomo Mitsui Trust Holdings (JPY)	98,154	3,028
Svenska Handelsbanken, A Shares (SEK) (1)	551,363	5,558
United Overseas Bank (SGD)	303,900	5,180
Wells Fargo	460,614	13,901
		140,124
Capital Markets 1.9%		
Cboe Global Markets	11,210	1,044

Charles Schwab	272,364	14,446
CME Group	10,805	1,967
Goldman Sachs Group	60,934	16,069
Intercontinental Exchange	37,429	4,315
KKR	23,397	947
Macquarie Group (AUD)	57,692	6,158
Morgan Stanley	599,663	41,095
MSCI	186	83
Northern Trust	2,094	195
Raymond James Financial	2,884	276
S&P Global	13,038	4,286
State Street	13,530	985
Tradeweb Markets, Class A	14,089	880
XP, Class A (1)	23,505	933
		93,679
Consumer Finance 0.2%		
Ally Financial	54,647	1,949
Capital One Financial	77,698	7,680
		9,629
Diversified Financial Services 0.6%		
Berkshire Hathaway, Class B (1)	40,729	9,444
Challenger (AUD)	476,018	2,365
Element Fleet Management (CAD)	642,572	6,754
Equitable Holdings	436,135	11,161
Mitsubishi UFJ Lease & Finance (JPY)	477,000	2,291
Voya Financial	4,769	280
		32,295
Insurance 2.8%		
AIA Group (HKD)	414,600	5,052
American International Group	422,541	15,997
Aviva (GBP)	771,922	3,433
AXA (EUR)	503,326	12,071
Chubb	78,987	12,158
Direct Line Insurance Group (GBP)	424,433	1,856
Hartford Financial Services Group	51,545	2,525

Marsh & McLennan	48,059	5,623
MetLife	202,419	9,504
Munich Re (EUR)	44,205	13,134
PICC Property & Casualty, H Shares (HKD)	4,622,000	3,497
Ping An Insurance Group, H Shares (HKD)	357,000	4,344
Principal Financial Group	23,376	1,160
Progressive	15,867	1,569
Sampo, A Shares (EUR)	177,753	7,600
Storebrand (NOK) (1)	717,077	5,372
Sun Life Financial (CAD)	183,729	8,170
Tokio Marine Holdings (JPY)	160,900	8,290
Travelers	35,006	4,914
Willis Towers Watson	12,570	2,648
Zurich Insurance Group (CHF)	18,588	7,833
		136,750
Thrifts & Mortgage Finance 0.1%		
Housing Development Finance (INR)	130,208	4,546
		4,546
Total Financials		417,023
HEALTH CARE 8.4%		
Biotechnology 0.8%		
AbbVie	152,520	16,343
Alexion Pharmaceuticals (1)	4,807	751
Amgen	12,442	2,861
Ascendis Pharma, ADR (1)	11,595	1,934
Biogen (1)	4,374	1,071
CSL (AUD)	11,519	2,517
Exact Sciences (1)	847	112
Incyte (1)	38,991	3,391
Regeneron Pharmaceuticals (1)	1,199	579
Seagen (1)	4,040	708
Vertex Pharmaceuticals (1)	37,245	8,802
		39,069
Health Care Equipment & Supplies 2.4%		
Abbott Laboratories	14,101	1,544

Alcon (CHF) (1)	36,825	2,445
Align Technology (1)	898	480
Becton Dickinson & Company	24,760	6,195
Boston Scientific (1)	18,606	669
Cooper	1,062	386
Danaher	132,876	29,517
Elekta, B Shares (SEK) (2)	380,499	5,097
Hologic (1)	18,753	1,366
Intuitive Surgical (1)	20,297	16,605
Koninklijke Philips (EUR) (1)	320,206	17,249
Medtronic	82,579	9,673
Siemens Healthineers (EUR)	110,000	5,661
Stryker	78,927	19,340
Zimmer Biomet Holdings	5,570	858
		117,085
Health Care Providers & Services 1.7%		
Anthem	39,597	12,714
Centene (1)	97,024	5,824
Cigna	57,327	11,934
CVS Health	19,456	1,329
Fresenius (EUR)	145,829	6,743
HCA Healthcare	95,813	15,758
Humana	8,518	3,495
McKesson	2,127	370
UnitedHealth Group	73,290	25,701
		83,868
Health Care Technology 0.0%		
Veeva Systems, Class A (1)	6,886	1,875
		1,875
Life Sciences Tools & Services 0.8%		
Agilent Technologies	73,544	8,714
Evotec (EUR) (1)(2)	83,764	3,095
PPD (1)	14,448	495
Thermo Fisher Scientific	60,082	27,985
		40,289

Pharmaceuticals 2.7%		
Astellas Pharma (JPY)	845,600	13,093
AstraZeneca, ADR	52,106	2,605
Bausch Health (1)	73,113	1,521
Bayer (EUR)	139,201	8,201
Elanco Animal Health (1)	210,227	6,448
Eli Lilly	60,462	10,208
GlaxoSmithKline, ADR	174,822	6,433
Ipsen (EUR)	34,410	2,845
Johnson & Johnson	53,146	8,364
Merck	45,172	3,695
Novartis (CHF)	194,654	18,328
Novo Nordisk, B Shares (DKK)	51,381	3,584
Otsuka Holdings (JPY)	135,700	5,814
Pfizer	24,346	896
Roche Holding (CHF)	48,357	16,843
Sanofi (EUR)	147,556	14,302
Sanofi, ADR	42,390	2,060
Takeda Pharmaceutical, ADR	142,817	2,599
Zoetis	39,484	6,535
		134,374
Total Health Care		416,560
INDUSTRIALS & BUSINESS SERVICES 6.4%		
Aerospace & Defense 0.4%		
Boeing	14,873	3,184
L3Harris Technologies	10,282	1,943
Meggitt (GBP) (1)	1,067,458	6,788
Safran (EUR) (1)	42,269	5,991
Teledyne Technologies (1)	4,288	1,681
Textron	38,894	1,880
TransDigm Group (1)	400	247
		21,714
Air Freight & Logistics 0.4%		
FedEx	34,467	8,948

United Parcel Service, Class B	60,030	10,109
		19,057
Airlines 0.0%		
Alaska Air Group	11,950	622
United Airlines Holdings (1)	21,711	939
		1,561
Building Products 0.1%		
Johnson Controls International	112,409	5,237
		5,237
Commercial Services & Supplies 0.1%		
Cintas	7,081	2,503
Waste Connections	15,160	1,555
		4,058
Construction & Engineering 0.1%		
Jacobs Engineering Group	56,600	6,167
		6,167
Electrical Equipment 0.8%		
ABB (CHF)	286,297	8,030
Hubbell	1,500	235
Legrand (EUR)	47,687	4,266
Melrose Industries (GBP) (1)	3,066,602	7,471
Mitsubishi Electric (JPY)	615,900	9,309
Prysmian (EUR)	166,009	5,909
Rockwell Automation	17,100	4,289
Schneider Electric (EUR)	13,448	1,944
		41,453
Industrial Conglomerates 1.6%		
3M	6,200	1,084
DCC (GBP)	51,567	3,649
General Electric	2,274,683	24,566
Honeywell International	84,723	18,020
Roper Technologies	22,245	9,590
Siemens (EUR)	136,413	19,650
		76,559

Machinery 1.3%		
Caterpillar	59,406	10,813
Cummins	14,944	3,394
Deere	47,166	12,690
Flowserve	30,893	1,138
Fortive	58,889	4,171
Illinois Tool Works	1,733	353
Ingersoll Rand (1)	39,458	1,798
KION Group (EUR)	71,177	6,173
Knorr-Bremse (EUR)	32,157	4,393
Otis Worldwide	29,747	2,009
PACCAR	30,879	2,664
Parker-Hannifin	7,370	2,008
SMC (JPY)	4,500	2,748
Snap-on	3,003	514
Stanley Black & Decker	17,312	3,091
THK (JPY)	127,300	4,117
Wabtec	14,060	1,029
		63,103
Professional Services 0.5%		
Clarivate (1)	11,800	351
CoStar Group (1)	5,629	5,203
Equifax	16,247	3,133
Recruit Holdings (JPY)	144,800	6,082
TechnoPro Holdings (JPY)	60,200	5,001
Teleperformance (EUR)	12,869	4,272
		24,042
Road & Rail 0.6%		
Canadian Pacific Railway	298	103
Central Japan Railway (JPY)	26,800	3,790
JB Hunt Transport Services	9,383	1,282
Kansas City Southern	298	61
Norfolk Southern	53,711	12,762
Union Pacific	55,549	11,567
		29,565

Trading Companies & Distributors 0.5%		
Ashtead Group (GBP)	118,450	5,579
Bunzl (GBP)	96,986	3,238
Mitsubishi (JPY)	153,700	3,789
Sumitomo (JPY)	367,700	4,873
United Rentals (1)	25,900	6,007
		23,486
Total Industrials & Business Services		316,002
INFORMATION TECHNOLOGY 15.1%		
Communications Equipment 0.3%		
Cisco Systems	121,339	5,430
LM Ericsson, B Shares (SEK)	776,597	9,238
Motorola Solutions	9,202	1,565
		16,233
Electronic Equipment, Instruments & Components 0.6%		
Amphenol, Class A	19,726	2,580
CDW	7,688	1,013
Hamamatsu Photonics (JPY)	90,100	5,155
Keysight Technologies (1)	22,245	2,938
Largan Precision (TWD)	24,000	2,735
Murata Manufacturing (JPY)	90,800	8,220
Omron (JPY)	47,100	4,205
TE Connectivity	11,648	1,410
		28,256
IT Services 3.3%		
Accenture, Class A	18,151	4,741
Amadeus IT Group, A Shares (EUR)	58,362	4,308
ANT International, Class C, Acquisition Date: 6/7/18, Cost $1,137 (1)(3)(4)	202,596	1,763
Broadridge Financial Solutions	900	138
Cognizant Technology Solutions, Class A	31,823	2,608
Fidelity National Information Services	88,065	12,458
Fiserv (1)	143,495	16,338
FleetCor Technologies (1)	10,364	2,828
Global Payments	90,652	19,528

Leidos Holdings	14,944	1,571
Mastercard, Class A	66,987	23,910
MongoDB (1)	1,400	503
NTT Data (JPY)	544,300	7,451
PayPal Holdings (1)	89,399	20,937
Shopify, Class A (1)	2,289	2,591
Snowflake, Class A (1)	3,270	920
Square, Class A (1)	3,000	653
Twilio, Class A (1)	2,100	711
VeriSign (1)	8,936	1,934
Visa, Class A	160,197	35,040
Wix.com (1)	11,948	2,986
		163,917
Semiconductors & Semiconductor Equipment 4.7%		
Advanced Micro Devices (1)	134,003	12,289
Analog Devices	42,300	6,249
Applied Materials	229,649	19,819
ASML Holding	9,499	4,633
ASML Holding (EUR)	25,655	12,422
Broadcom	61,012	26,714
KLA	3,869	1,002
Lam Research	15,666	7,399
Marvell Technology Group	119,348	5,674
Maxim Integrated Products	33,006	2,926
Micron Technology (1)	175,996	13,231
Monolithic Power Systems	8,599	3,149
NVIDIA	46,365	24,212
NXP Semiconductors	138,836	22,076
QUALCOMM	199,333	30,366
Renesas Electronics (JPY) (1)(2)	275,600	2,885
Taiwan Semiconductor Manufacturing (TWD)	1,086,969	20,563
Teradyne	6,909	828
Texas Instruments	42,113	6,912
Tokyo Electron (JPY)	18,600	6,948
Xilinx	17,581	2,492
		232,789

Software 4.1%		
Adobe (1)	300	150
Atlassian, Class A (1)	6,294	1,472
Citrix Systems	27,954	3,637
Coupa Software (1)	1,697	575
Crowdstrike Holdings, Class A (1)	2,300	487
DocuSign (1)	10,071	2,239
Intuit	47,807	18,160
Microsoft	446,472	99,304
NortonLifeLock	139,376	2,896
Oracle	18,129	1,173
Paycom Software (1)	4,259	1,926
RingCentral, Class A (1)	1,100	417
salesforce.com (1)	101,580	22,605
SAP (EUR)	61,554	7,972
ServiceNow (1)	32,043	17,637
Splunk (1)	23,414	3,978
Synopsys (1)	42,934	11,130
Workday, Class A (1)	18,597	4,456
Zoom Video Communications, Class A (1)	2,935	990
		201,204
Technology Hardware, Storage & Peripherals 2.1%		
Apple	653,131	86,664
Samsung Electronics (KRW)	239,736	17,902
		104,566
Total Information Technology		746,965
MATERIALS 3.3%		
Chemicals 1.5%		
Air Liquide (EUR)	49,961	8,191
Albemarle	3,026	446
Asahi Kasei (JPY)	542,400	5,560
BASF (EUR)	75,755	5,988
Celanese	4,173	542
CF Industries Holdings	15,337	594
Covestro (EUR)	104,024	6,409

DuPont de Nemours	90,692	6,449
Johnson Matthey (GBP)	169,607	5,619
Linde	71,602	18,868
PPG Industries	58,900	8,495
RPM International	3,275	297
Sherwin-Williams	4,293	3,155
Tosoh (JPY)	50,800	794
Umicore (EUR)	95,286	4,580
Westlake Chemical	9,013	735
		76,722
Containers & Packaging 0.8%		
Amcor, CDI (AUD)	313,594	3,724
Avery Dennison	9,212	1,429
International Paper	212,646	10,573
Packaging Corp. of America	98,010	13,516
Sealed Air	41,840	1,916
Westrock	214,200	9,324
		40,482
Metals & Mining 0.8%		
Antofagasta (GBP)	384,258	7,539
BHP Group (AUD)	170,951	5,586
BHP Group (GBP)	260,412	6,876
Freeport-McMoRan	192,083	4,998
IGO (AUD)	1,345,347	6,630
Rio Tinto (AUD)	31,672	2,785
South32 (AUD)	1,509,459	2,885
Southern Copper	38,547	2,510
		39,809
Paper & Forest Products 0.2%		
Stora Enso, R Shares (EUR)	384,973	7,372
		7,372
Total Materials		164,385
REAL ESTATE 1.2%		
Equity Real Estate Investment Trusts 1.1%		
Alexandria Real Estate Equities, REIT	4,471	797

American Tower, REIT	10,260	2,303
Apartment Income REIT, REIT (1)	12,431	477
AvalonBay Communities, REIT	8,807	1,413
Crown Castle International, REIT	4,698	748
Digital Realty Trust, REIT	8,650	1,207
Equinix, REIT	2,500	1,785
Equity Residential, REIT	13,872	822
Essex Property Trust, REIT	2,205	524
Great Portland Estates (GBP)	483,389	4,422
Prologis, REIT	222,329	22,157
Public Storage, REIT	1,116	258
SBA Communications, REIT	756	213
Scentre Group (AUD)	1,497,164	3,216
Simon Property Group, REIT	4,363	372
Sun Communities, REIT	8,764	1,332
Welltower, REIT	84,370	5,452
Weyerhaeuser, REIT	236,727	7,937
		55,435
Real Estate Management & Development 0.1%		
Mitsui Fudosan (JPY)	341,800	7,157
		7,157
Total Real Estate		62,592
UTILITIES 2.0%		
Electric Utilities 0.9%		
American Electric Power	10,797	899
Duke Energy	15,290	1,400
Entergy	33,532	3,348
FirstEnergy	30,400	931
NextEra Energy	337,056	26,004
Southern	173,424	10,653
		43,235
Gas Utilities 0.0%		
Atmos Energy	2,803	267
Beijing Enterprises Holdings (HKD)	533,000	1,741
		2,008

Independent Power & Renewable Electricity Producers 0.1%		
AES	120,663	2,836
Electric Power Development (JPY)	178,000	2,456
		5,292
Multi-Utilities 1.0%		
Ameren	108,420	8,463
Dominion Energy	11,400	857
DTE Energy	8,800	1,069
Engie (EUR) (1)	582,800	8,935
National Grid (GBP)	529,149	6,253
NiSource	25,284	580
Public Service Enterprise Group	121,720	7,096
Sempra Energy	132,943	16,938
		50,191
Total Utilities		100,726
Total Common Stocks (Cost $1,600,269)		**3,175,407**

CONVERTIBLE PREFERRED STOCKS 0.0%

UTILITIES 0.0%

Electric Utilities 0.0%		
Southern, Series A, 6.75%, 8/1/22	20,319	1,046
Total Utilities		1,046
Total Convertible Preferred Stocks (Cost $1,016)		**1,046**

CORPORATE BONDS 10.5%

Abbott Laboratories, 1.15%, 1/30/28	1,460,000	1,478
Abbott Laboratories, 3.40%, 11/30/23	1,281,000	1,388
AbbVie, 2.95%, 11/21/26	920,000	1,017
AbbVie, 3.20%, 5/14/26	420,000	466
AbbVie, 3.60%, 5/14/25	1,630,000	1,817
AbbVie, 4.50%, 5/14/35	1,900,000	2,387
AbbVie, 4.70%, 5/14/45	915,000	1,191
ABN AMRO Bank, 4.75%, 7/28/25 (5)	940,000	1,080

AerCap Ireland Capital, 3.50%, 5/26/22	560,000	578
AerCap Ireland Capital, 4.125%, 7/3/23	1,945,000	2,080
AerCap Ireland Capital, 6.50%, 7/15/25	365,000	435
Agilent Technologies, 3.20%, 10/1/22	710,000	739
Agilent Technologies, 3.875%, 7/15/23	975,000	1,049
AHS Hospital, 5.024%, 7/1/45	1,600,000	2,218
AIA Group, 3.20%, 3/11/25 (5)	1,020,000	1,101
AIA Group, 3.60%, 4/9/29 (5)	1,280,000	1,450
AIG Global Funding, 3.35%, 6/25/21 (5)	1,600,000	1,623
Air Lease, 2.50%, 3/1/21	980,000	983
Air Lease, 3.625%, 4/1/27	1,025,000	1,099
Alcon Finance, 2.60%, 5/27/30 (5)	1,300,000	1,383
Alexandria Real Estate Equities, 3.95%, 1/15/27	655,000	752
Alfa SAB de CV, 5.25%, 3/25/24 (5)	395,000	436
Allstate, 5.55%, 5/9/35	1,000,000	1,475
Altria Group, 2.35%, 5/6/25	415,000	440
Altria Group, 4.75%, 5/5/21	535,000	543
Amazon.com, 2.80%, 8/22/24	1,055,000	1,141
Amazon.com, 3.875%, 8/22/37	1,645,000	2,042
Amazon.com, 5.20%, 12/3/25	1,850,000	2,248
America Movil SAB de CV, 2.875%, 5/7/30	2,525,000	2,740
America Movil SAB de CV, 6.375%, 3/1/35	300,000	452
American Airlines PTT, Series 2014-1, Class A, 3.70%, 10/1/26	873,396	813
American Airlines PTT, Series 2016-1, Class B, 5.25%, 1/15/24	1,590,064	1,346
American Campus Communities Operating Partnership, 3.625%, 11/15/27	1,860,000	2,039
American Express, 3.70%, 11/5/21	2,040,000	2,091
American International Group, 3.40%, 6/30/30	1,975,000	2,254
Amgen, 2.77%, 9/1/53 (5)	447,000	451
Anheuser-Busch InBev Worldwide, 5.55%, 1/23/49	2,120,000	3,011
Anthem, 4.65%, 1/15/43	915,000	1,196

ANZ New Zealand International, 2.75%, 1/22/21 (5)	1,965,000	1,967
Aon, 2.80%, 3/15/21	2,085,000	2,091
Appalachian Power, 4.45%, 6/1/45	2,450,000	3,123
Apple, 1.65%, 5/11/30	2,345,000	2,406
APT Pipelines, 4.25%, 7/15/27 (5)	620,000	704
Aptiv, 4.15%, 3/15/24	745,000	818
AT&T, 2.25%, 2/1/32	1,400,000	1,418
AT&T, 3.50%, 6/1/41	6,755,000	7,282
Atmos Energy, 4.15%, 1/15/43	1,500,000	1,872
Ausgrid Finance, 3.85%, 5/1/23 (5)	1,705,000	1,801
AutoZone, 3.125%, 4/21/26	650,000	715
Baidu, 3.875%, 9/29/23	2,000,000	2,159
Baltimore Gas & Electric, 3.35%, 7/1/23	1,750,000	1,866
Banco Santander, 3.125%, 2/23/23	1,000,000	1,052
Banco Santander, 3.49%, 5/28/30	200,000	224
Banco Santander, 3.848%, 4/12/23	2,000,000	2,145
Banco Santander Chile, 2.70%, 1/10/25 (5)	1,322,000	1,401
Banco Santander Mexico, 5.375%, 4/17/25 (5)	1,110,000	1,277
Bank of America, 4.20%, 8/26/24	600,000	668
Bank of America, 6.11%, 1/29/37	900,000	1,308
Bank of America, 6.75%, 6/1/28	700,000	940
Bank of America, FRN, 3M USD LIBOR + 0.65%, 0.901%, 6/25/22	2,575,000	2,581
Bank of America, VR, 2.676%, 6/19/41 (6)	3,450,000	3,592
Bank of Montreal, Series D, 3.10%, 4/13/21	2,835,000	2,856
Bank of Nova Scotia, 3.125%, 4/20/21	3,275,000	3,300
Banner Health, 1.897%, 1/1/31	670,000	678
Barclays, 3.25%, 1/12/21	1,800,000	1,801
Barclays, VR, 2.852%, 5/7/26 (6)	1,880,000	2,012
Barclays Bank, 1.70%, 5/12/22	700,000	712
Baylor Scott & White Holdings, 3.967%, 11/15/46	1,850,000	2,251

Becton Dickinson & Company, 2.823%, 5/20/30	1,380,000	1,516
Becton Dickinson & Company, 3.70%, 6/6/27	1,956,000	2,239
Berkshire Hathaway Energy, 5.15%, 11/15/43	1,350,000	1,851
Biogen, 3.625%, 9/15/22	1,095,000	1,155
BMW U.S. Capital, 3.40%, 8/13/21 (5)	2,835,000	2,881
BNP Paribas, VR, 2.219%, 6/9/26 (5)(6)	1,315,000	1,372
Boardwalk Pipelines, 4.45%, 7/15/27	385,000	431
Boardwalk Pipelines, 4.95%, 12/15/24	780,000	866
Booking Holdings, 3.60%, 6/1/26	2,020,000	2,286
Booking Holdings, 3.65%, 3/15/25	1,515,000	1,678
Boral Finance, 3.00%, 11/1/22 (5)	220,000	224
Boston Properties, 3.125%, 9/1/23	625,000	663
Boston Properties, 3.65%, 2/1/26	1,165,000	1,321
Boston Properties, 4.125%, 5/15/21	375,000	376
BPCE, 3.00%, 5/22/22 (5)	425,000	440
BPCE, 4.00%, 9/12/23 (5)	1,350,000	1,466
BPCE, 4.50%, 3/15/25 (5)	1,000,000	1,126
BPCE, 5.70%, 10/22/23 (5)	1,700,000	1,921
Bristol-Myers Squibb, 3.55%, 8/15/22	1,700,000	1,787
Bristol-Myers Squibb, 4.625%, 5/15/44	1,200,000	1,613
Brixmor Operating Partnership, 3.90%, 3/15/27	565,000	627
Brixmor Operating Partnership, 4.125%, 6/15/26	1,220,000	1,382
Burlington Northern Santa Fe, 4.375%, 9/1/42	1,400,000	1,852
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	982
Camden Property Trust, 2.95%, 12/15/22	565,000	589
Cameron LNG, 2.902%, 7/15/31 (5)	575,000	632
Cameron LNG, 3.701%, 1/15/39 (5)	475,000	530
Canadian Natural Resources, 2.95%, 7/15/30	1,700,000	1,784
Capital One Financial, 3.45%, 4/30/21	2,730,000	2,749
Capital One Financial, 3.65%, 5/11/27	1,215,000	1,390
Cardinal Health, 3.41%, 6/15/27	1,570,000	1,772

Cardinal Health, 3.75%, 9/15/25	1,005,000	1,134
Carpenter Technology, 4.45%, 3/1/23	790,000	826
Caterpillar Financial Services, 3.15%, 9/7/21	2,665,000	2,718
CC Holdings, 3.849%, 4/15/23	440,000	472
Celulosa Arauco y Constitucion, 4.20%, 1/29/30 (5)	505,000	573
Charter Communications Operating, 3.70%, 4/1/51	1,425,000	1,478
Charter Communications Operating, 4.908%, 7/23/25	2,465,000	2,864
Chevron, 1.995%, 5/11/27	1,155,000	1,221
Cigna, 3.00%, 7/15/23	810,000	855
Cigna, 3.75%, 7/15/23	2,307,000	2,489
Citigroup, 2.35%, 8/2/21	1,460,000	1,476
Citigroup, VR, 2.976%, 11/5/30 (6)	2,750,000	3,006
Citigroup, VR, 4.075%, 4/23/29 (6)	2,000,000	2,340
Citizens Bank, 2.55%, 5/13/21	1,085,000	1,092
Citizens Financial Group, 2.375%, 7/28/21	210,000	212
CMS Energy, 4.70%, 3/31/43	840,000	1,082
CMS Energy, 4.875%, 3/1/44	1,200,000	1,584
Comcast, 1.95%, 1/15/31	1,280,000	1,314
Comcast, 2.65%, 2/1/30	1,455,000	1,584
Comcast, 4.15%, 10/15/28	2,455,000	2,937
CommonSpirit Health, 2.76%, 10/1/24	960,000	1,031
CommonSpirit Health, 2.782%, 10/1/30	755,000	798
Concho Resources, 3.75%, 10/1/27	665,000	752
Continental Airlines PTT, Series 2010-1, Class A, 4.75%, 1/12/21	113,359	113
Cooperatieve Rabobank, 3.125%, 4/26/21	1,805,000	1,821
Cox Communications, 2.95%, 10/1/50 (5)	2,775,000	2,824
Credit Agricole, 3.75%, 4/24/23 (5)	2,125,000	2,280
Credit Suisse Group, VR, 2.593%, 9/11/25 (5)(6)	2,095,000	2,204
Credit Suisse Group, VR, 2.997%, 12/14/23 (5)(6)	1,385,000	1,448
CRH America Finance, 3.95%, 4/4/28 (5)	2,600,000	3,023

Crown Castle International, 2.25%, 1/15/31	1,440,000	1,488
Crown Castle Towers, 3.222%, 5/15/22 (5)	45,000	45
Crown Castle Towers, 3.663%, 5/15/25 (5)	485,000	521
Crown Castle Towers, 3.72%, 7/15/23 (5)	490,000	511
CVS Health, 1.875%, 2/28/31	1,745,000	1,762
CVS Health, 2.70%, 8/21/40	660,000	668
Danone, 2.947%, 11/2/26 (5)	1,925,000	2,114
Danske Bank, VR, 3.244%, 12/20/25 (5)(6)	2,940,000	3,138
Delta Air Lines, 3.80%, 4/19/23	765,000	781
Diamondback Energy, 2.875%, 12/1/24	2,485,000	2,612
Diamondback Energy, 4.75%, 5/31/25	1,215,000	1,364
Discover Bank, 2.70%, 2/6/30	2,000,000	2,125
Discover Financial Services, 3.75%, 3/4/25	590,000	649
Dominion Energy, 2.75%, 9/15/22	200,000	207
Dow Chemical, 3.15%, 5/15/24	935,000	1,004
Duke Energy, 2.65%, 9/1/26	640,000	696
Duke Energy, 3.75%, 9/1/46	500,000	581
Eaton Vance, 3.625%, 6/15/23	750,000	807
Elanco Animal Health, 4.912%, 8/27/21	370,000	377
Enbridge, 4.00%, 10/1/23	690,000	750
Enbridge, 4.25%, 12/1/26	590,000	687
Enbridge Energy Partners, 5.50%, 9/15/40	245,000	307
Enel Finance International, 2.75%, 4/6/23 (5)	1,665,000	1,743
Energy Transfer Operating, 3.75%, 5/15/30	765,000	827
Energy Transfer Operating, 5.25%, 4/15/29	1,225,000	1,423
Eni, Series X-R, 4.00%, 9/12/23 (5)	780,000	849
EOG Resources, 2.625%, 3/15/23	500,000	522
Equitable Financial Life Global Funding, 1.40%, 7/7/25 (5)	780,000	796
Equitable Holdings, 3.90%, 4/20/23	735,000	790
ERAC USA Finance, 3.85%, 11/15/24 (5)	435,000	483
ERAC USA Finance, 4.50%, 2/15/45 (5)	505,000	634

Essex Portfolio, 2.65%, 3/15/32	1,430,000	1,524
Federal Realty Investment Trust, 2.75%, 6/1/23	1,500,000	1,566
Fidelity National Financial, 4.50%, 8/15/28	2,065,000	2,397
Fidelity National Information Services, 4.25%, 5/15/28	2,590,000	3,068
Fifth Third Bancorp, 3.50%, 3/15/22	340,000	352
Fifth Third Bank, 3.35%, 7/26/21	2,665,000	2,706
First American Financial, 4.60%, 11/15/24	415,000	461
FirstEnergy Transmission, 4.35%, 1/15/25 (5)	1,310,000	1,427
Fiserv, 3.20%, 7/1/26	1,100,000	1,232
FMR, 4.95%, 2/1/33 (5)	740,000	994
Ford Motor Credit, 5.75%, 2/1/21	600,000	601
GATX, 4.35%, 2/15/24	2,105,000	2,324
GATX, 4.85%, 6/1/21	1,000,000	1,017
GE Capital International Funding, 4.418%, 11/15/35	2,200,000	2,617
General Motors, 4.00%, 4/1/25	1,120,000	1,240
General Motors Financial, 3.45%, 1/14/22	1,400,000	1,436
General Motors Financial, 4.20%, 11/6/21	1,335,000	1,373
George Washington University, Series 2014, 4.30%, 9/15/44	975,000	1,215
Gilead Sciences, 3.25%, 9/1/22	875,000	913
Goldman Sachs Group, 3.00%, 4/26/22	3,935,000	3,968
Goldman Sachs Group, 5.75%, 1/24/22	380,000	401
Goldman Sachs Group, 6.75%, 10/1/37	700,000	1,061
Hasbro, 3.00%, 11/19/24	1,550,000	1,676
HCA, 4.125%, 6/15/29	1,895,000	2,198
Healthcare Realty Trust, 3.625%, 1/15/28	1,075,000	1,212
Healthpeak Properties, 2.875%, 1/15/31	360,000	391
Heathrow Funding, 4.875%, 7/15/21 (5)	935,000	953
High Street Funding Trust I, 4.111%, 2/15/28 (5)	1,800,000	2,074
HSBC Bank USA, 5.875%, 11/1/34	950,000	1,327
HSBC Holdings, VR, 2.848%, 6/4/31 (6)	640,000	684
HSBC Holdings, VR, 3.262%, 3/13/23 (6)	1,800,000	1,857

Hyatt Hotels, 3.375%, 7/15/23	275,000	288
Hyundai Capital America, 3.45%, 3/12/21 (5)	3,145,000	3,161
Iberdrola International, 6.75%, 9/15/33	1,000,000	1,352
Illinois Tool Works, 3.90%, 9/1/42	1,200,000	1,514
ING Groep, 3.15%, 3/29/22	560,000	579
Intercontinental Exchange, 3.45%, 9/21/23	1,440,000	1,551
International Paper, 4.40%, 8/15/47	1,180,000	1,525
Interpublic Group, 4.00%, 3/15/22	450,000	467
Interpublic Group, 4.20%, 4/15/24	585,000	650
Intesa Sanpaolo, 3.125%, 7/14/22 (5)	1,875,000	1,942
Intesa Sanpaolo, 3.375%, 1/12/23 (5)	660,000	691
Invesco Finance, 3.125%, 11/30/22	480,000	504
John Deere Capital, 2.35%, 1/8/21	1,255,000	1,255
JPMorgan Chase, 3.375%, 5/1/23	1,080,000	1,153
JPMorgan Chase, VR, 2.522%, 4/22/31 (6)	1,620,000	1,731
JPMorgan Chase, VR, 2.956%, 5/13/31 (6)	1,070,000	1,171
JPMorgan Chase, VR, 3.559%, 4/23/24 (6)	1,875,000	2,008
Kaiser Foundation Hospitals, 3.50%, 4/1/22	625,000	647
Kansas City Southern, 2.875%, 11/15/29	2,115,000	2,285
Kansas City Southern, 3.50%, 5/1/50	1,695,000	1,889
Keurig Dr Pepper, 3.551%, 5/25/21	1,710,000	1,732
KeyBank, 3.35%, 6/15/21	2,675,000	2,711
Kilroy Realty, 3.45%, 12/15/24	1,350,000	1,458
Kilroy Realty, 4.375%, 10/1/25	480,000	538
L3Harris Technologies, 3.832%, 4/27/25	570,000	638
Liberty Mutual Group, 4.25%, 6/15/23 (5)	410,000	446
Liberty Mutual Group, 4.85%, 8/1/44 (5)	1,700,000	2,207
Lloyds Banking Group, VR, 1.326%, 6/15/23 (6)	420,000	422
M&T Bank, 3.55%, 7/26/23	2,740,000	2,963
Manufacturers & Traders Trust, 3.40%, 8/17/27	250,000	282
Marsh & McLennan, 3.50%, 6/3/24	3,060,000	3,335

Mayo Clinic, 4.00%, 11/15/47	1,500,000	1,897
McDonald's, 1.45%, 9/1/25	940,000	972
MedStar Health, 3.626%, 8/15/49	905,000	1,054
Metropolitan Life Global Funding I, 3.45%, 10/9/21 (5)	2,605,000	2,667
Microchip Technology, 3.922%, 6/1/21	650,000	659
Micron Technology, 4.185%, 2/15/27	2,940,000	3,488
Mid-Atlantic Interstate Transmission, 4.10%, 5/15/28 (5)	2,640,000	2,949
Mississippi Power, 3.95%, 3/30/28	1,435,000	1,665
Mitsubishi UFJ Financial Group, 2.193%, 2/25/25	2,200,000	2,323
Mitsubishi UFJ Financial Group, 3.535%, 7/26/21	3,420,000	3,482
Morgan Stanley, 4.30%, 1/27/45	1,150,000	1,530
Morgan Stanley, 6.25%, 8/9/26	755,000	961
Morgan Stanley, VR, 3.971%, 7/22/38 (6)	1,445,000	1,774
MPLX, FRN, 3M USD LIBOR + 1.10%, 1.33%, 9/9/22	2,250,000	2,247
National Rural Utilities Cooperative Finance, 2.90%, 3/15/21	3,220,000	3,236
NatWest Markets, 2.375%, 5/21/23 (5)	3,370,000	3,497
New York Life Global Funding, 1.10%, 5/5/23 (5)	600,000	608
New York Life Global Funding, 3.25%, 8/6/21 (5)	2,095,000	2,132
Newmont, 3.625%, 6/9/21	1,260,000	1,268
NiSource, 3.49%, 5/15/27	1,730,000	1,955
NiSource, 3.95%, 3/30/48	1,775,000	2,173
Nordea Bank, 1.00%, 6/9/23 (5)	820,000	830
Norfolk Southern, 3.00%, 4/1/22	1,085,000	1,114
NSTAR Electric, 2.375%, 10/15/22	565,000	582
Nucor, 2.70%, 6/1/30	455,000	500
Nucor, 3.95%, 5/1/28	2,140,000	2,515
Nutrien, 4.00%, 12/15/26	830,000	965
O'Reilly Automotive, 3.60%, 9/1/27	1,825,000	2,084
O'Reilly Automotive, 3.80%, 9/1/22	370,000	387
Occidental Petroleum, 2.90%, 8/15/24	2,680,000	2,576
Occidental Petroleum, 3.00%, 2/15/27	2,320,000	2,074

Omnicom Group, 3.60%, 4/15/26	830,000	946
PACCAR Financial, 3.10%, 5/10/21	2,190,000	2,212
Pacific Gas & Electric, 2.10%, 8/1/27	1,340,000	1,360
PacifiCorp, 3.85%, 6/15/21	900,000	906
Packaging Corp. of America, 3.65%, 9/15/24	785,000	859
Packaging Corp. of America, 4.50%, 11/1/23	395,000	435
PayPal Holdings, 2.40%, 10/1/24	2,720,000	2,907
Perrigo Finance Unlimited, 3.15%, 6/15/30	1,510,000	1,618
PNC Bank, 3.50%, 6/8/23	1,330,000	1,428
PNC Financial Services Group, 3.30%, 3/8/22	1,100,000	1,135
PPL Capital Funding, 3.10%, 5/15/26	2,200,000	2,428
Pricoa Global Funding I, 3.45%, 9/1/23 (5)	2,650,000	2,856
Principal Financial Group, 3.40%, 5/15/25	2,460,000	2,721
Protective Life Global Funding, 1.082%, 6/9/23 (5)	780,000	793
Providence Health & Services Obligated Group, 4.379%, 10/1/23	1,310,000	1,440
QUALCOMM, 2.15%, 5/20/30	2,605,000	2,753
QUALCOMM, 3.25%, 5/20/27	1,120,000	1,269
QVC, 4.375%, 3/15/23	770,000	809
QVC, 4.45%, 2/15/25	140,000	149
QVC, 4.85%, 4/1/24	1,645,000	1,773
Raymond James Financial, 3.625%, 9/15/26	210,000	240
Reinsurance Group of America, 5.00%, 6/1/21	630,000	642
RELX Capital, 3.00%, 5/22/30	945,000	1,050
RELX Capital, 3.50%, 3/16/23	840,000	894
Republic Services, 3.375%, 11/15/27	1,045,000	1,182
Rogers Communications, 3.625%, 12/15/25	610,000	688
Roper Technologies, 2.95%, 9/15/29	380,000	416
Roper Technologies, 3.80%, 12/15/26	1,085,000	1,250
Ross Stores, 1.875%, 4/15/31	450,000	451
Royal Bank of Canada, 1.60%, 4/17/23	2,075,000	2,132

Sabine Pass Liquefaction, 4.20%, 3/15/28	1,335,000	1,532
Sabine Pass Liquefaction, 4.50%, 5/15/30 (5)	560,000	664
San Diego Gas & Electric, 4.10%, 6/15/49	2,570,000	3,237
Santander UK, 3.75%, 11/15/21	1,360,000	1,400
SBA Tower Trust, 2.836%, 1/15/25 (5)	1,135,000	1,203
Shire Acquisitions Investments Ireland, 2.875%, 9/23/23	2,870,000	3,043
Simon Property Group, 3.80%, 7/15/50	1,865,000	2,070
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (5)	422,000	451
Southeast Supply Header, 4.25%, 6/15/24 (5)	905,000	899
Spectra Energy Partners, 3.375%, 10/15/26	480,000	534
Spectra Energy Partners, 4.75%, 3/15/24	1,145,000	1,277
State Street, 3.10%, 5/15/23	265,000	282
Sumitomo Mitsui Financial Group, 3.748%, 7/19/23	2,045,000	2,213
Suncor Energy, 3.10%, 5/15/25	665,000	728
Svenska Handelsbanken, 3.35%, 5/24/21	1,825,000	1,847
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,393
Teachers Insurance & Annuity Assn. of America, 4.90%, 9/15/44 (5)	1,800,000	2,412
Tencent Holdings, 2.985%, 1/19/23 (5)	960,000	1,000
Teva Pharmaceutical Finance IV, 3.65%, 11/10/21	730,000	737
Texas Instruments, 1.375%, 3/12/25	650,000	672
Thomson Reuters, 3.35%, 5/15/26	405,000	453
Time Warner Cable, 4.00%, 9/1/21	200,000	203
Time Warner Cable, 6.55%, 5/1/37	450,000	614
Time Warner Cable, 6.75%, 6/15/39	530,000	756
TJX, 1.60%, 5/15/31	375,000	378
Toronto-Dominion Bank, 3.25%, 6/11/21	1,595,000	1,615
Toronto-Dominion Bank, 3.50%, 7/19/23	1,235,000	1,334
Toronto-Dominion Bank, VR, 3.625%, 9/15/31 (6)	305,000	345
Total Capital International, 2.986%, 6/29/41	2,630,000	2,862
Toyota Motor, 3.183%, 7/20/21	1,505,000	1,529

Toyota Motor Credit, 2.95%, 4/13/21	2,690,000	2,709
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	1,645,000	1,983
Transurban Finance, 2.45%, 3/16/31 (5)	1,445,000	1,515
Transurban Finance, 3.375%, 3/22/27 (5)	395,000	433
Transurban Finance, 4.125%, 2/2/26 (5)	335,000	379
Travelers, 6.25%, 6/15/37	750,000	1,143
Trinity Health, 4.125%, 12/1/45	725,000	887
Truist Bank, VR, 3.502%, 8/2/22 (6)	2,730,000	2,777
Truist Financial, 1.95%, 6/5/30	1,250,000	1,298
UBS Group, 3.491%, 5/23/23 (5)	1,040,000	1,084
United Airlines PTT, Series 2014-2, Class B, 4.625%, 9/3/22	1,073,268	1,079
United Airlines PTT, Series 2019-1, Class AA, 4.15%, 8/25/31	1,095,118	1,128
UnitedHealth Group, 3.75%, 7/15/25	645,000	734
UnitedHealth Group, 4.70%, 2/15/21	835,000	837
UnitedHealth Group, 4.75%, 7/15/45	1,235,000	1,732
Valero Energy, 2.85%, 4/15/25	260,000	276
VEREIT Operating Partnership, 3.10%, 12/15/29	2,130,000	2,295
VEREIT Operating Partnership, 3.95%, 8/15/27	1,490,000	1,683
Verizon Communications, 2.65%, 11/20/40	4,470,000	4,520
Verizon Communications, 4.00%, 3/22/50	2,000,000	2,420
Verizon Communications, 4.272%, 1/15/36	870,000	1,076
Visa, 2.15%, 9/15/22	2,420,000	2,496
Vistra Operations, 3.55%, 7/15/24 (5)	1,370,000	1,480
Vodafone Group, 4.25%, 9/17/50	775,000	954
Vodafone Group, 4.875%, 6/19/49	2,045,000	2,722
Volkswagen Group of America Finance, 3.35%, 5/13/25 (5)	1,395,000	1,533
Volkswagen Group of America Finance, 4.00%, 11/12/21 (5)	2,595,000	2,674
Vulcan Materials, 4.50%, 6/15/47	590,000	729
Walt Disney, 3.70%, 10/15/25	525,000	594
Walt Disney, 4.50%, 2/15/21	475,000	477
Weibo, 3.50%, 7/5/24	1,390,000	1,459

Wells Fargo, VR, 2.393%, 6/2/28 (6)	3,915,000	4,162
Wells Fargo, VR, 2.572%, 2/11/31 (6)	1,735,000	1,831
Wells Fargo, VR, 3.068%, 4/30/41 (6)	2,520,000	2,730
Williams, 5.10%, 9/15/45	1,735,000	2,148
Willis North America, 3.60%, 5/15/24	820,000	896
Willis North America, 4.50%, 9/15/28	1,370,000	1,647
Woodside Finance, 3.70%, 9/15/26 (5)	738,000	803
Woodside Finance, 3.70%, 3/15/28 (5)	1,187,000	1,267
WP Carey, 3.85%, 7/15/29	2,755,000	3,154
WPP Finance 2010, 3.75%, 9/19/24	1,310,000	1,452
Total Corporate Bonds (Cost $475,652)		**518,510**

ASSET-BACKED SECURITIES 0.9%

Avis Budget Rental Car Funding AESOP Series 2017-1A, Class B 3.41%, 9/20/23 (5)	1,000,000	1,022
Avis Budget Rental Car Funding AESOP Series 2019-2A, Class B 3.55%, 9/22/25 (5)	1,165,000	1,231
BRE Grand Islander Timeshare Issuer Series 2019-A, Class A 3.28%, 9/26/33 (5)	506,390	525
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	115,636	116
CarMax Auto Owner Trust Series 2018-2, Class A3 2.98%, 1/17/23	605,597	612
CIFC Funding Series 2015-5A, Class A1R, CLO, FRN 3M USD LIBOR + 0.86%, 1.075%, 10/25/27 (5)	2,320,649	2,309
Citigroup Mortgage Loan Trust Series 2020-EXP2, Class A3, CMO 2.50%, 8/25/50 (5)	2,634,052	2,722
CNH Equipment Trust Series 2017-C, Class A3 2.08%, 2/15/23	248,472	250

CNH Equipment Trust Series 2019-C, Class B 2.35%, 4/15/27	2,575,000	2,658
Driven Brands Funding Series 2020-1A, Class A2 3.786%, 7/20/50 (5)	673,313	700
Driven Brands Funding Series 2020-2A, Class A2 3.237%, 1/20/51 (5)	1,240,000	1,268
Elara HGV Timeshare Issuer Series 2017-A, Class A 2.69%, 3/25/30 (5)	338,577	348
Ford Credit Floorplan Master Owner Trust Series 2020-2, Class B 1.32%, 9/15/27	1,275,000	1,288
GM Financial Consumer Automobile Receivables Trust Series 2018-2, Class A3 2.81%, 12/16/22	865,793	874
GM Financial Consumer Automobile Receivables Trust Series 2020-3, Class D 1.91%, 9/16/27	1,355,000	1,375
Hardee's Funding Series 2018-1A, Class A2II 4.959%, 6/20/48 (5)	1,940,338	2,069
Hyundai Auto Receivables Trust Series 2018-A, Class A3 2.79%, 7/15/22	330,513	333
Magnetite XXIII Series 2019-23A, Class A, CLO, FRN 3M USD LIBOR + 1.30%, 1.515%, 10/25/32 (5)	2,020,000	2,021
MMAF Equipment Finance Series 2017-B, Class A3 2.21%, 10/17/22 (5)	277,600	279
MVW Series 2019-2A, Class A 2.22%, 10/20/38 (5)	980,463	1,009
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, 2/15/68 (5)	1,980,000	2,040
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.60%, 8/15/68 (5)	2,030,000	2,097

Navient Private Education Refi Loan Trust Series 2019-GA, Class A 2.40%, 10/15/68 (5)	2,602,030	2,664
Navient Private Education Refi Loan Trust Series 2020-GA, Class A 1.17%, 9/16/69 (5)	1,048,081	1,056
Octagon Investment Partners XXIII Series 2015-1A, Class A1R, CLO, FRN 3M USD LIBOR + 0.85%, 1.087%, 7/15/27 (5)	1,132,022	1,129
OZLM VIII Series 2014-8A, Class A1RR, CLO, FRN 3M USD LIBOR + 1.17%, 1.388%, 10/17/29 (5)	1,026,918	1,023
OZLM VIII Series 2014-8A, Class A2RR, CLO, FRN 3M USD LIBOR + 1.80%, 2.018%, 10/17/29 (5)	1,295,000	1,285
Planet Fitness Master Issuer Series 2018-1A, Class A2I 4.262%, 9/5/48 (5)	3,054,688	3,047
Santander Retail Auto Lease Trust Series 2019-A, Class A3 2.77%, 6/20/22 (5)	1,365,000	1,384
SMB Private Education Loan Trust Series 2018-B, Class A2A 3.60%, 1/15/37 (5)	1,020,787	1,091
SMB Private Education Loan Trust Series 2020-BA, Class A1A 1.29%, 7/15/53 (5)	2,047,031	2,054
Sonic Capital Series 2018-1A, Class A2 4.026%, 2/20/48 (5)	249,688	257
Synchrony Credit Card Master Note Trust Series 2017-2, Class A 2.62%, 10/15/25	920,000	957
Total Asset-Backed Securities (Cost $42,327)		**43,093**

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.8%

Angel Oak Mortgage Trust Series 2020-3, Class A1, CMO, ARM 1.691%, 4/25/65 (5)	1,121,737	1,129

Angel Oak Mortgage Trust Series 2020-6, Class A2, CMO, ARM 1.518%, 5/25/65 (5)	910,810	912
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class A, ARM 1M USD LIBOR + 0.93%, 1.089%, 12/15/36 (5)	2,530,000	2,447
Barclays Commercial Mortgage Trust Series 2019-BWAY, Class D, ARM 1M USD LIBOR + 2.16%, 2.319%, 11/15/34 (5)	605,000	570
Barclays Commercial Mortgage Trust Series 2020-BID, Class A, ARM 1M USD LIBOR + 2.14%, 2.299%, 10/15/37 (5)	2,590,000	2,591
BFLD Trust Series 2019-DPLO, Class C, ARM 1M USD LIBOR + 1.54%, 1.699%, 10/15/34 (5)	2,080,000	2,015
Cantor Commercial Real Estate Lending Series 2019-CF1, Class 65A, ARM 4.411%, 5/15/52 (5)	800,000	831
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	235,000	252
Citigroup Commercial Mortgage Trust Series 2020-555, Class A 2.647%, 12/10/41 (5)	2,115,000	2,224
Cold Storage Trust Series 2020-ICE5, Class B, ARM 1M USD LIBOR + 1.30%, 1.459%, 11/15/37 (5)	2,155,000	2,160
COLT Mortgage Loan Trust Series 2019-2, Class A1, CMO, ARM 3.337%, 5/25/49 (5)	535,704	539
COLT Mortgage Loan Trust Series 2019-2, Class A3, CMO, ARM 3.541%, 5/25/49 (5)	631,176	635
Commercial Mortgage Trust Series 2015-LC21, Class A4 3.708%, 7/10/48	3,700,000	4,139
Commercial Mortgage Trust Series 2017-PANW, Class A 3.244%, 10/10/29 (5)	2,160,000	2,264
Connecticut Avenue Securities Series 2017-C04, Class 2ED2, CMO, ARM 1M USD LIBOR + 1.10%, 1.248%, 11/25/29	2,471,674	2,439

Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, CMO, ARM 2.976%, 12/25/57 (5)	271,464	272
Deephaven Residential Mortgage Trust Series 2019-2A, Class A1, CMO, ARM 3.558%, 4/25/59 (5)	594,758	599
Ellington Financial Mortgage Trust Series 2019-2, Class A3, CMO, ARM 3.046%, 11/25/59 (5)	748,935	765
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class C 3.75%, 12/10/36 (5)	2,635,000	2,711
Galton Funding Mortgage Trust Series 2018-1, Class A23, CMO, ARM 3.50%, 11/25/57 (5)	486,878	502
Galton Funding Mortgage Trust Series 2019-1, Class A42, CMO, ARM 4.00%, 2/25/59 (5)	288,037	290
Galton Funding Mortgage Trust Series 2019-H1, Class A1, CMO, ARM 2.657%, 10/25/59 (5)	925,572	944
Galton Funding Mortgage Trust Series 2019-H1, Class A3, CMO, ARM 2.964%, 10/25/59 (5)	1,278,935	1,294
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1, Class B 3.511%, 11/10/52	1,736,000	1,851
Goldman Sachs Mortgage Securities Trust Series 2015-GC32, Class A4 3.764%, 7/10/48	950,000	1,065
Goldman Sachs Mortgage Securities Trust Series 2018-GS9, Class A4, ARM 3.992%, 3/10/51	1,250,000	1,464
Great Wolf Trust Series 2019-WOLF, Class C, ARM 1M USD LIBOR + 1.633%, 1.792%, 12/15/36 (5)	1,130,000	1,052
GS Mortgage-Backed Securities Trust Series 2020-INV1, Class A14, CMO, ARM 3.00%, 10/25/50 (5)	795,110	817
Homeward Opportunities Fund I Trust Series 2018-1, Class A1, CMO, ARM 3.766%, 6/25/48 (5)	557,010	560

Homeward Opportunities Fund I Trust Series 2019-1, Class A1, CMO, ARM 3.454%, 1/25/59 (5)	1,236,779	1,249
Homeward Opportunities Fund I Trust Series 2019-3, Class A1, CMO, ARM 2.675%, 11/25/59 (5)	677,084	689
Homeward Opportunities Fund I Trust Series 2019-3, Class A3, CMO, ARM 3.031%, 11/25/59 (5)	897,678	902
JPMorgan Barclays Bank Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48	2,425,000	2,721
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-609M, Class A, ARM 1M USD LIBOR + 1.37%, 1.529%, 10/15/33 (5)	2,510,000	2,510
JPMorgan Mortgage Trust Series 2019-INV3, Class A15, CMO, ARM 3.50%, 5/25/50 (5)	2,065,459	2,118
JPMorgan Mortgage Trust Series 2019-INV3, Class A3, CMO, ARM 3.50%, 5/25/50 (5)	2,392,827	2,486
Manhattan West Trust Series 2020-1MW, Class D, ARM 2.335%, 9/10/39 (5)	870,000	873
Mill City Mortgage Loan Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (5)	64,601	65
Mill City Mortgage Loan Trust Series 2018-1, Class A1, CMO, ARM 3.25%, 5/25/62 (5)	1,105,724	1,144
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM 4.464%, 8/15/47	1,670,000	1,777
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	1,375,000	1,528
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class AS 4.068%, 12/15/47	2,775,000	3,094

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30, Class A5 2.86%, 9/15/49	495,000	541
Morgan Stanley Capital I Trust Series 2014-150E, Class A 3.912%, 9/9/32 (5)	2,140,000	2,304
Morgan Stanley Capital I Trust Series 2015-MS1, Class A4, ARM 3.779%, 5/15/48	1,440,000	1,610
Morgan Stanley Capital I Trust Series 2019-MEAD, Class D, ARM 3.177%, 11/10/36 (5)	2,090,000	1,762
New Orleans Hotel Trust Series 2019-HNLA, Class C, ARM 1M USD LIBOR + 1.589%, 1.747%, 4/15/32 (5)	845,000	784
New Residential Mortgage Loan Trust Series 2019-NQM5, Class A1, CMO, ARM 2.71%, 11/25/59 (5)	1,769,810	1,817
OBX Trust Series 2019-EXP3, Class 1A9, CMO, ARM 3.50%, 10/25/59 (5)	711,096	727
OBX Trust Series 2019-EXP3, Class 2A2, CMO, ARM 1M USD LIBOR + 1.10%, 1.248%, 10/25/59 (5)	438,349	445
Seasoned Credit Risk Transfer Trust Series 2016-1, Class M1, CMO, ARM 3.00%, 9/25/55 (5)	354,028	354
Sequoia Mortgage Trust Series 2018-CH1, Class A11, CMO, ARM 3.50%, 2/25/48 (5)	337,554	340
Sequoia Mortgage Trust Series 2018-CH2, Class A3, CMO, ARM 4.00%, 6/25/48 (5)	1,107,606	1,139
SG Residential Mortgage Trust Series 2019-3, Class A1, CMO, ARM 2.703%, 9/25/59 (5)	733,879	744
Starwood Mortgage Residential Trust Series 2019-IMC1, Class A1, CMO, ARM 3.468%, 2/25/49 (5)	627,882	632
Starwood Mortgage Residential Trust Series 2019-INV1, Class A1, CMO, ARM 2.61%, 9/27/49 (5)	229,378	233

Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, CMO, ARM 2.916%, 9/27/49 (5)	677,592	690
Starwood Mortgage Residential Trust Series 2020-INV1, Class A1, CMO, ARM 1.027%, 11/25/55 (5)	1,412,949	1,413
Structured Agency Credit Risk Debt Notes Series 2020-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 1.50%, 1.648%, 6/25/50 (5)	209,999	210
Structured Agency Credit Risk Debt Notes Series 2020-DNA6, Class M1, CMO, ARM SOFR30A + 0.90%, 0.977%, 12/25/50 (5)	725,000	725
Structured Agency Credit Risk Debt Notes Series 2020-HQA5, Class M1, CMO, ARM SOFR30A + 1.10%, 1.182%, 11/25/50 (5)	1,070,000	1,072
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (5)	90,936	91
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (5)	140,526	141
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (5)	247,527	249
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (5)	241,449	244
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (5)	336,938	341
Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 4/25/56 (5)	330,566	334
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (5)	247,767	254
Towd Point Mortgage Trust Series 2017-6, Class A1, CMO, ARM 2.75%, 10/25/57 (5)	843,408	868
Towd Point Mortgage Trust Series 2018-1, Class A1, CMO, ARM 3.00%, 1/25/58 (5)	448,606	466

Verus Securitization Trust Series 2018-INV1, Class A1, CMO, ARM 3.626%, 3/25/58 (5)	628,655	634
Verus Securitization Trust Series 2019-4, Class A1, CMO, STEP 2.642%, 11/25/59 (5)	2,157,762	2,208
Verus Securitization Trust Series 2019-INV1, Class A1, CMO, ARM 3.402%, 12/25/59 (5)	536,350	542
Verus Securitization Trust Series 2019-INV3, Class A1, CMO, ARM 2.692%, 11/25/59 (5)	2,498,922	2,567
Wells Fargo Commercial Mortgage Trust Series 2019-C54, Class B 3.671%, 12/15/52	2,377,000	2,596
WFRBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/15/47	610,000	662
Total Non-U.S. Government Mortgage-Backed Securities (Cost $88,264)		**90,228**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 7.9%

U.S. GOVERNMENT AGENCY OBLIGATIONS 5.9% (7)

Federal Home Loan Mortgage		
1.749%, 2/25/22	611,579	614
1.785%, 9/25/22	507,865	513
1.875%, 4/25/22	664,124	667
2.206%, 6/25/25	1,263,239	1,317
2.50%, 5/1/30	1,520,718	1,605
2.777%, 4/25/23	301,786	311
2.952%, 2/25/27	1,168,508	1,256
3.00%, 1/1/29 - 8/1/43	5,644,895	6,039
3.50%, 3/1/42 - 3/1/46	9,707,305	10,553
4.00%, 9/1/40 - 6/1/42	3,236,872	3,562
4.50%, 6/1/39 - 5/1/42	1,942,887	2,181
5.00%, 12/1/35 - 8/1/40	863,315	1,000

5.50%, 1/1/38 - 12/1/39	249,190	293
6.00%, 2/1/28 - 8/1/38	22,888	26
6.50%, 8/1/32	11,086	13
7.00%, 6/1/32	14,094	15
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.929%, 2.314%, 12/1/36	42,935	45
12M USD LIBOR + 2.029%, 2.448%, 11/1/36	24,217	24
1Y CMT + 2.25%, 2.567%, 10/1/36	10,940	12
12M USD LIBOR + 1.726%, 2.72%, 7/1/35	36,713	38
12M USD LIBOR + 1.734%, 3.734%, 2/1/37	36,329	38
12M USD LIBOR + 1.75%, 3.75%, 2/1/35	79,916	83
Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/25/50	1,127,747	174
Federal Home Loan Mortgage, UMBS		
3.00%, 11/1/34 - 7/1/50	8,175,949	8,785
3.50%, 6/1/33	651,762	697
4.00%, 12/1/49 - 2/1/50	4,795,354	5,151
4.50%, 5/1/50	588,980	638
5.50%, 5/1/44	1,323,392	1,542
Federal National Mortgage Assn.		
3.50%, 6/1/42 - 1/1/44	4,281,939	4,662
4.00%, 11/1/40	1,299,184	1,417
4.50%, 7/1/40	962,369	1,075
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.855%, 2.23%, 1/1/37	4,692	5
12M USD LIBOR + 1.626%, 2.434%, 7/1/35	24,764	25
Federal National Mortgage Assn., CMO, 4.00%, 6/25/44	487,582	498
Federal National Mortgage Assn., UMBS		
2.50%, 10/1/31 - 11/1/50	9,384,722	9,971
3.00%, 1/1/27 - 7/1/50	50,911,012	54,547
3.50%, 11/1/26 - 5/1/50	34,774,400	37,268
4.00%, 11/1/40 - 1/1/50	26,173,381	28,420
4.50%, 4/1/23 - 5/1/50	13,432,413	14,810

5.00%, 2/1/34 - 1/1/49	3,535,468	4,085
5.50%, 1/1/21 - 5/1/44	3,885,733	4,551
6.00%, 3/1/21 - 1/1/41	2,624,998	3,141
6.50%, 3/1/24 - 8/1/38	406,715	479
7.00%, 9/1/25 - 4/1/32	28,518	33
7.50%, 9/1/26	191	—
8.00%, 8/1/24 - 7/1/26	486	—
UMBS, TBA		
2.00%, 1/1/36 - 1/1/51 (8)	34,990,000	36,397
2.50%, 1/1/36 - 1/1/51 (8)	24,880,000	26,214
3.00%, 1/1/51 (8)	9,945,000	10,418
3.50%, 1/1/51 (8)	3,095,000	3,271
4.50%, 1/1/51 (8)	6,015,000	6,518
		294,997

U.S. GOVERNMENT OBLIGATIONS 2.0%

Government National Mortgage Assn.		
3.00%, 9/15/42 - 5/20/50	20,908,333	21,959
3.50%, 9/15/41 - 1/20/49	19,456,618	21,288
4.00%, 2/15/41 - 11/20/47	11,155,609	12,094
4.50%, 6/15/39 - 12/20/49	8,364,321	9,177
5.00%, 12/20/34 - 6/20/49	9,774,546	10,871
5.50%, 2/20/34 - 3/20/49	2,175,052	2,419
6.00%, 8/20/34 - 4/15/36	95,260	112
6.50%, 6/15/23 - 5/15/28	27,559	31
7.50%, 3/15/23 - 9/15/26	11,900	11
8.00%, 4/15/22 - 11/15/25	10,427	9
8.50%, 6/20/25 - 6/20/26	3,420	3
9.50%, 3/15/21	13	—
Government National Mortgage Assn., ARM, 1Y CMT + 1.50%, 2.25%, 8/20/23	424	—

Government National Mortgage Assn., CMO, 3.00%, 11/20/47-12/20/47	693,023	725
Government National Mortgage Assn., TBA		
2.00%, 1/20/51 (8)	915,000	957
2.50%, 1/20/51 (8)	9,940,000	10,521
3.00%, 2/20/51 (8)	6,455,000	6,753
4.00%, 1/20/51 (8)	2,350,000	2,505
		99,435
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $380,512)		**394,432**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.9%

U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Bonds, 1.125%, 5/15/40	6,565,000	6,228
U.S. Treasury Bonds, 1.375%, 8/15/50	4,665,000	4,365
U.S. Treasury Bonds, 2.00%, 2/15/50	23,200,000	25,190
U.S. Treasury Bonds, 2.50%, 2/15/46	2,975,000	3,551
U.S. Treasury Bonds, 2.75%, 8/15/47	16,080,000	20,150
U.S. Treasury Bonds, 2.875%, 8/15/45 (9)	4,185,000	5,322
U.S. Treasury Bonds, 3.00%, 11/15/44	2,990,000	3,866
U.S. Treasury Bonds, 3.00%, 5/15/45	10,640,000	13,799
U.S. Treasury Bonds, 3.00%, 11/15/45	11,185,000	14,544
U.S. Treasury Bonds, 3.00%, 2/15/47	1,150,000	1,503
U.S. Treasury Bonds, 3.00%, 2/15/48	2,000,000	2,624
U.S. Treasury Bonds, 3.00%, 8/15/48	3,905,000	5,134
U.S. Treasury Bonds, 3.125%, 2/15/43	915,000	1,199
U.S. Treasury Bonds, 7.25%, 8/15/22	100,000	111
U.S. Treasury Notes, 0.125%, 11/30/22	11,000,000	11,000
U.S. Treasury Notes, 0.25%, 5/31/25	40,260,000	40,178
U.S. Treasury Notes, 0.375%, 4/30/25	19,895,000	19,967
U.S. Treasury Notes, 0.375%, 11/30/25	26,660,000	26,693

U.S. Treasury Notes, 0.625%, 5/15/30	16,700,000	16,322
U.S. Treasury Notes, 0.625%, 8/15/30	14,500,000	14,133
U.S. Treasury Notes, 1.125%, 2/28/22	6,150,000	6,222
U.S. Treasury Notes, 1.625%, 11/15/22	315,000	324
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $227,122)		**242,425**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.3%

Autoridad del Canal de Panama, 4.95%, 7/29/35 (5)	510,000	646
Corp Nacional del Cobre de Chile, 3.00%, 9/30/29 (5)	2,645,000	2,865
Hydro-Quebec, 8.40%, 1/15/22	200,000	216
Kingdom of Morocco, 4.25%, 12/11/22 (5)	1,400,000	1,474
Pertamina Persero, 4.30%, 5/20/23 (5)	1,250,000	1,346
Perusahaan Gas Negara, 5.125%, 5/16/24 (5)	1,105,000	1,230
Republic of Colombia, 4.00%, 2/26/24	275,000	298
Republic of Indonesia, 4.875%, 5/5/21	1,000,000	1,015
Republic of Poland, 3.25%, 4/6/26	1,030,000	1,163
State Grid Overseas Investment, 3.75%, 5/2/23 (5)	1,175,000	1,253
United Mexican States, 2.659%, 5/24/31	1,514,000	1,553
Total Foreign Government Obligations & Municipalities (Cost $12,071)		**13,059**

MUNICIPAL SECURITIES 0.8%

CALIFORNIA 0.2%

California, Build America, GO, 7.625%, 3/1/40	2,200,000	3,818
Inland Valley Dev. Agency, Tax Allocation, Series B, 5.50%, 3/1/33 (10)	695,000	780
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	1,000,000	1,587
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	1,625,000	1,981
Univ. of California Regents, Series J, 4.131%, 5/15/45	365,000	442

Univ. of California Regents, Build America, 5.77%, 5/15/43	750,000	1,084
		9,692

ILLINOIS 0.1%

Chicago O'Hare Int'l Airport, Series D, 2.346%, 1/1/30	975,000	981
Chicago O'Hare Int'l Airport, Build America, Series B, 6.395%, 1/1/40	755,000	1,137
Illinois Toll Highway Auth., Build America, Series A, 6.184%, 1/1/34	470,000	679
Metropolitan Water Reclamation Dist. of Greater Chicago, Build America, Series A-1, GO, 5.72%, 12/1/38	500,000	717
		3,514

MARYLAND 0.0%

Maryland HHEFA, Univ. of Maryland Medical, Series B, 4.665%, 7/1/36	1,800,000	2,235
		2,235

MICHIGAN 0.1%

Detroit City School Dist., Qualified School Construction Bonds, GO, 6.645%, 5/1/29	2,000,000	2,815
		2,815

NEW JERSEY 0.0%

New Jersey Turnpike Auth., Build America, Series F, 7.414%, 1/1/40	415,000	696
		696

NEW YORK 0.1%

Metropolitan Transportation Auth., Build America, Series A-1, 5.871%, 11/15/39	700,000	857
Metropolitan Transportation Auth., Dedicated Tax Fund, Build America, 7.336%, 11/15/39	240,000	384
New York City Municipal Water & Sewer System, Build America, Series EE, 6.011%, 6/15/42	245,000	389

SECURITIES LENDING COLLATERAL 0.1%

INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Fund, 0.14% (12)(13)	495,048	4,951
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		4,951
Total Securities Lending Collateral (Cost $4,951)		**4,951**
Total Investments in Securities		
102.4% of Net Assets (Cost $3,403,794)		**$ 5,078,027**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 4. All or a portion of this security is on loan at December 31, 2020.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,763 and represents 0.0% of net assets.
(4) See Note 2. Level 3 in fair value hierarchy.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $204,409 and represents 4.1% of net assets.
(6) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(7) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including UMBS, currently operate under a federal conservatorship.
(8) See Note 4. To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $103,554 and represents 2.1% of net assets.
(9) At December 31, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(10) Insured by Assured Guaranty Municipal Corporation
(11) SEC 30-day yield
(12) Affiliated Companies

(13)	Seven-day yield
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
12M USD LIBOR	Twelve month USD LIBOR (London interbank offered rate)
1Y CMT	One year U.S. Treasury note constant maturity rate
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
CAD	Canadian Dollar
CDI	CHESS or CREST Depositary Interest
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DKK	Danish Krone
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GO	General Obligation
HHEFA	Health & Higher Educational Facility Authority
HKD	Hong Kong Dollar
IDA	Industrial Development Authority/Agency
INR	Indian Rupee
IO	Interest-only security for which the fund receives interest on notional principal
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PTT	Pass-Through Trust
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
SDR	Swedish Depositary Receipts
SEK	Swedish Krona
SGD	Singapore Dollar
SOFR	Secured overnight financing rate
STEP	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
TBA	To-Be-Announced
TWD	Taiwan Dollar
UMBS	Uniform Mortgage-Backed Securities
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities. The fund has two classes of shares: the Balanced Fund (Investor Class) and the Balanced Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2020, the fund held interest rate futures with cumulative unrealized gain of $225,000 and cumulative unrealized loss of $37,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of December 31, 2020, securities valued at $622,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards.

The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. Collateral pledged by counterparties to the fund for MSFTA Transactions consisted of $245,000 cash and securities valued at $282,000.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2020, the value of loaned securities was $4,686,000; the value of cash collateral and related investments was $4,951,000.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,668,295,000 and $1,887,356,000, respectively, for the year ended December 31, 2020. Purchases and sales of U.S. government securities aggregated $1,621,467,000 and $1,667,128,000, respectively, for the year ended December 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $1,241,000 for T. Rowe Price Services, Inc.; and $1,673,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2020, are as follows:

Total management fee waived was allocated ratably in the amounts of $1,146,000 and $233,000 for the Investor and I Class, respectively, for the year ended December 31, 2020.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $103,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Balanced Fund, Inc. (the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$3,129,000 from short-term capital gains,

■	$155,760,000 from long-term capital gains, subject to a long-term capital gains tax of not greater than 20%.

For taxable non-corporate shareholders, $48,973,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $26,226,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $728,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1965) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Balanced Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Kimberly E. DeDominicis (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Rodney M. Rayburn, CFA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Toby M. Thompson, CAIA, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021